================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED) : APRIL 30, 1997





                               THE O'GARA COMPANY
             (Exact name of registrant as specified in its charter)




           Ohio                       000-21629             31-1470817
(State or other jurisdiction of      (Commission           (I.R.S. Employer
       incorporation)                file number)          Identification No.)



                               9113 LeSaint Drive
                              Fairfield, Ohio 45014
                                 (513) 874-2112
               (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)






================================================================================

                   INFORMATION TO BE INCLUDED WITH THIS REPORT
                   -------------------------------------------


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

ITEM 5.           OTHER EVENTS
-------           ------------

                  The Company's press release dated April 30, 1997 is attached as Exhibit 99 hereto and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
-------           ---------------------------------------------------------
                  EXHIBITS
                  --------

                  (a)      Financial Statements of Business Acquired.

                           Not Applicable

                  (b)      Pro Forma Financial Information

                           Not Applicable

                  (c)      Exhibits

                           The following exhibit is filed with this report on


                 Regulation S-K
                  Exhibit No.               Exhibit
                  -----------               -------
                      99             Press release dated
                                     April 30, 1997

                                   SIGNATURES
                                   ----------


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:    MAY 2, 1997                THE O'GARA COMPANY




                                By  /s/ Nicholas P. Carpinello
                                    -------------------------------------
                                    Nicholas P. Carpinello
                                    Executive Vice-President,
                                    and Chief Financial Officer




                                       2